HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                           HV-5776 - PremierSolutions Cornerstone

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Supplement dated March 4, 2014 to your Prospectus

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST - CLASS F1

1.            INVESTMENT ADVISER NAME CHANGE

Effective February 14, 2014, Legg Mason Capital Management, Inc. changed its name to ClearBridge, LLC.

2.            FUND NAME CHANGE

Effective March 1, 2014, the following name change was made to your Prospectus:

Old Name	New Name
Legg Mason Capital Management Value Trust - Class F1	ClearBridge Value Trust - Class F1

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

3.            FUND NAME CHANGE

THE HARTFORD BALANCED ALLOCATION FUND – CLASS R5

Effective on or about May 30, 2014, the following name change is made to your Prospectus:

Old Name	New Name
The Hartford Balanced Allocation Fund - Class R5	Hartford Moderate Allocation Fund - Class R5

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.